UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 4, 2024

Upbound Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38047 (Commission File Number)	45-0491516 (IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of principal executive offices and zip code)

(972) 801-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	UPBD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2024, Upbound Group, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Certificate of Incorporation (the “Certificate”) to (i) limit the liability of certain officers as permitted by Delaware law, (ii) provide that committees of the Company’s board of directors may be established by a majority of directors at a meeting at which a quorum is present, (iii) remove the indemnification provisions in the Certificate, (iv) remove all references to the Series A Preferred Stock and (v) correct a typo (clauses (i)-(v), collectively, the “Amendments”). The Amendments were previously approved and adopted by the Company’s board of directors and became effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State on June 4, 2024 (the “Certificate of Amendment”).

On June 4, 2024, immediately prior to the filing of the Certificate of Amendment, the Company filed a Certificate of Correction (the “Certificate of Correction”) to the Certificate of Elimination of the Company’s Series A Preferred Stock that was filed with the Delaware Secretary of State on September 22, 2003 (the “Series A Certificate of Elimination”). The filing of the Certificate of Correction resulted in the Series A Certificate of Elimination being null and void. The Certificate of Correction became effective upon its filing with the Delaware Secretary of State. As described above, the Certificate of Amendment that was filed immediately after the Certificate of Correction removed all references to the Series A Preferred Stock in the Certificate.

Also on June 4, 2024, effective upon the effectiveness of the Certificate of Amendment, the Amended and Restated Bylaws of the Company were amended and restated (as amended and restated, the “A&R Bylaws”) to update, narrow or remove certain procedures and disclosure requirements related to the advance notice provisions applicable to stockholder-submitted nominations and other business proposals at meetings of stockholders (the “Advance Notice Bylaw”) and to make other updates to reflect recent amendments to the General Corporation Law of the State of Delaware (the “DGCL”). The amendments include, among other things, (i) removing requirements to provide disclosures in the notice required by the Advance Notice Bylaw from persons acting in concert with the stockholder submitting the notice and any beneficial owner on whose behalf the nomination or proposal is made, (ii) requiring the disclosure of certain information in the notice required by the Advance Notice Bylaw from affiliates of the stockholder submitting the notice required by the Advance Notice Bylaw and any such beneficial owner on whose behalf the nomination of proposal is made, (iii) removing the requirement that a stockholder’s notice required by the Advance Notice Bylaw disclose any performance-related fees based on any increase or decrease in the value of the shares or derivative instruments of the Company to which a stockholder is entitled, (iv) reflecting the universal proxy rules as set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, by requiring the stockholder making a nomination under the Advance Notice Bylaw to represent whether it will comply with the universal proxy rules and providing that the nomination will be disregarded if the stockholder does not comply with the universal proxy rules, (v) providing that the white proxy card is reserved for the exclusive use for solicitation by the Company’s board of directors, (vi) updating requirements for adjourning meetings of stockholders in accordance with Section 222 of the DGCL, (vii) providing that committees of the Company’s board of directors may be established by a majority of directors at a meeting at which a quorum is present to conform to the Amendments and (viii) making other ministerial, clarifying and conforming changes.

The foregoing descriptions of the Amendments, the Certificate of Correction and the A&R Bylaws are qualified in their entirety by reference to the full text of the Amendments, the Certificate of Correction and the A&R Bylaws which are attached hereto as Exhibit 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five matters: (1) the election or re-election of the directors nominated by the Company’s board of directors, (2) the ratification of the Audit & Risk Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, (3) the advisory vote on the compensation of the named executive officers of the Company for the year ended December 31, 2023, (4) the approval of an amendment to the Certificate to limit the liability of certain officers as permitted by Delaware law and (5) the approval of other miscellaneous amendments to the Certificate as described above in Item 5.03 (the “Miscellaneous Amendments”). The final voting results for each proposal are set forth below.

Proposal One: Having received more than a majority of votes cast at the meeting, each of the individuals named below was elected or re-elected as a director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jeffrey Brown	44,021,317	440,004	29,386	5,140,801
Mitchell Fadel	44,349,989	129,597	11,121	5,140,801
Molly Langenstein	44,381,774	90,804	18,129	5,140,801
Harold Lewis	44,175,692	295,715	19,300	5,140,801
Glenn Marino	44,191,348	280,059	19,300	5,140,801
Carol McFate	44,058,751	408,540	23,416	5,140,801

Proposal Two: The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was ratified with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,255,598	105,213	270,697	0

Proposal Three: The compensation of the named executive officers of the Company for the year ended December 31, 2023 was approved, on an advisory basis, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,489,014	625,543	376,150	5,140,801

Proposal Four: The amendment to the Certificate to limit the liability of certain officers as permitted by Delaware law was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,173,447	4,009,624	307,636	5,140,801

Proposal Five: The amendments to the Certificate to provide for the Miscellaneous Amendments was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,100,368	76,123	314,216	5,140,801

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1	Certificate of Amendment of Certificate of Incorporation of Upbound Group, Inc. (incorporated herein by reference to Annex A of the registrant’s Proxy Statement on Schedule 14A, dated as of April 23, 2024)
10.2*	Certificate of Correction of Upbound Group, Inc.
10.3*	Amended and Restated Bylaws of Upbound Group, Inc., dated as of June 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*            Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date: June 5, 2024	By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary